Income Tax Provision - Schedule of Deferred Tax Assets (Details) (FaceBank Group, Inc. Pre-Merger) (10-K) - FaceBank Group, Inc Pre-Merger [Member] - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Net operating losses		$ 1,042
Accrued compensation		205
Depreciation and amortization		13
Other		5
Total deferred tax assets		1,265
Less: Valuation allowance		(1,265)
Net Deferred Tax Assets:
Intangible assets	(30,879)	(35,000)
Net Deferred Tax Liability	$ (30,879)	$ (35,000)